                                                                                                                        October 27, 2020

BNY MELLON STOCK INDEX FUND, INC.

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised the primary portfolio managers shown below and assets under management in those accounts as of September 30, 2020.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed ($)	Other Pooled Investment Vehicles	Total Assets Managed ($)	Other Accounts	Total Assets Managed ($)
David France	7	$12.1B	103	$95.0B	59	$114.4B
Todd Frysinger	7	$12.1B	103	$95.0B	59	$114.4B
Vlasta Sheremeta	7	$12.1B	103	$95.0B	59	$114.4B
Michael Stoll	7	$12.1B	103	$95.0B	59	$114.4B
Marlene Walker Smith	7	$12.1B	103	$95.0B	59	$114.4B

None of the accounts managed included within the table above are subject to performance-based advisory fees.

As of September 30, 2020, Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith did not beneficially own any shares of BNY Mellon Stock Index Fund, Inc.

VIFSIF-SAISTK-1020